Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces Results

for the Third Quarter Ended September 30, 2019

KIRKLAND, WASHINGTON, October 22, 2019--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended September 30, 2019.

The financial results for the quarter ended September 30, 2019 are as follows:

●

Revenue was $168.8 million for the quarter ended September 30, 2019, an 11.8% increase from $151.0 million for the quarter ended June 30, 2019 and a 5.5% increase from $160.0 million for the quarter ended September 30, 2018.

●	GAAP gross margin was 55.2% for the quarter ended September 30, 2019, compared with 55.6% for the quarter ended September 30, 2018.

●

Non-GAAP (1) gross margin was 55.6% for the quarter ended September 30, 2019, excluding the impact of $0.6 million for stock-based compensation expense, compared with 56.1% for the quarter ended September 30, 2018, excluding the impact of $0.5 million for stock-based compensation expense and $0.2 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $63.1 million for the quarter ended September 30, 2019, compared with $55.5 million for the quarter ended September 30, 2018.

●

Non-GAAP (1) operating expenses were $42.5 million for the quarter ended September 30, 2019, excluding $20.7 million for stock-based compensation expense, compared with $40.5 million for the quarter ended September 30, 2018, excluding $14.4 million for stock-based compensation expense and $0.7 million for deferred compensation plan expense.

●	GAAP operating income was $30.0 million for the quarter ended September 30, 2019, compared with $33.5 million for the quarter ended September 30, 2018.

●

Non-GAAP (1) operating income was $51.4 million for the quarter ended September 30, 2019, excluding $21.3 million for stock-based compensation expense, compared with $49.2 million for the quarter ended September 30, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets and $0.7 million for deferred compensation plan expense.

●	GAAP interest and other income, net was $2.3 million for the quarter ended September 30, 2019, compared with $2.7 million for the quarter ended September 30, 2018.

●

Non-GAAP (1) interest and other income, net was $2.2 million for the quarter ended September 30, 2019, excluding $0.1 million for deferred compensation plan income, compared with $2.0 million for the quarter ended September 30, 2018, excluding $0.7 million for deferred compensation plan income.

●	GAAP income before income taxes was $32.3 million for the quarter ended September 30, 2019, compared with $36.2 million for the quarter ended September 30, 2018.

●

Non-GAAP (1) income before income taxes was $53.5 million for the quarter ended September 30, 2019, excluding $21.3 million for stock-based compensation expense and $0.1 million for deferred compensation plan income, compared with $51.2 million for the quarter ended September 30, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets, and $0.1 million for deferred compensation plan income.

●

GAAP net income was $29.5 million and GAAP earnings per share were $0.64 per diluted share for the quarter ended September 30, 2019. Comparatively, GAAP net income was $31.6 million and GAAP earnings per share were $0.71 per diluted share for the quarter ended September 30, 2018.

●

Non-GAAP (1) net income was $49.5 million and non-GAAP earnings per share were $1.08 per diluted share for the quarter ended September 30, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $47.3 million and non-GAAP earnings per share of $1.06 per diluted share for the quarter ended September 30, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects.

The financial results for the nine months ended September 30, 2019 are as follows:

●	Revenue was $461.2 million for the nine months ended September 30, 2019, a 7.5% increase from $428.9 million for the nine months ended September 30, 2018.

●	GAAP gross margin was 55.2% for the nine months ended September 30, 2019, compared with 55.5% for the nine months ended September 30, 2018.

●

Non-GAAP (1) gross margin was 55.6% for the nine months ended September 30, 2019, excluding the impact of $1.8 million for stock-based compensation expense and $0.1 million for the amortization of acquisition-related intangible assets, compared with 56.0% for the nine months ended September 30, 2018, excluding the impact of $1.4 million for stock-based compensation expense and $0.6 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $182.5 million for the nine months ended September 30, 2019, compared with $157.7 million for the nine months ended September 30, 2018.

●

Non-GAAP (1) operating expenses were $121.8 million for the nine months ended September 30, 2019, excluding $58.2 million for stock-based compensation expense and $2.6 million for deferred compensation plan expense, compared with $112.4 million for the nine months ended September 30, 2018, excluding $44.4 million for stock-based compensation expense and $0.9 million for deferred compensation plan expense.

●	GAAP operating income was $71.9 million for the nine months ended September 30, 2019, compared with $80.4 million for the nine months ended September 30, 2018.

●

Non-GAAP (1) operating income was $134.6 million for the nine months ended September 30, 2019, excluding $60.0 million for stock-based compensation expense, $0.1 million for the amortization of acquisition-related intangible assets and $2.6 million for deferred compensation plan expense, compared with $127.7 million for the nine months ended September 30, 2018, excluding $45.8 million for stock-based compensation expense, $0.6 million for the amortization of acquisition-related intangible assets, and $0.9 million for deferred compensation plan expense.

●	GAAP interest and other income, net was $7.8 million for the nine months ended September 30, 2019, compared with $5.4 million for the nine months ended September 30, 2018.

●

Non-GAAP (1) interest and other income, net was $5.2 million for the nine months ended September 30, 2019, excluding $2.6 million for deferred compensation plan income, compared with $4.4 million for the nine months ended September 30, 2018, excluding $0.9 million for deferred compensation plan income.

●	GAAP income before income taxes was $79.7 million for the nine months ended September 30, 2019, compared with $85.8 million for the nine months ended September 30, 2018.

●

Non-GAAP (1) income before income taxes was $139.8 million for the nine months ended September 30, 2019, excluding $60.0 million for stock-based compensation expense and $0.1 million for the amortization of acquisition-related intangible assets, compared with $132.2 million for the nine months ended September 30, 2018, excluding $45.8 million for stock-based compensation expense and $0.6 million for the amortization of acquisition-related intangible assets.

●

GAAP net income was $76.4 million and GAAP earnings per share were $1.68 per diluted share for the nine months ended September 30, 2019. Comparatively, GAAP net income was $77.6 million and GAAP earnings per share were $1.75 per diluted share for the nine months ended September 30, 2018.

●

Non-GAAP (1) net income was $129.3 million and non-GAAP earnings per share were $2.84 per diluted share for the nine months ended September 30, 2019, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $122.3 million and non-GAAP earnings per share of $2.75 per diluted share for the nine months ended September 30, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2019	2018	2019	2018
Computing and storage	$52,793	$47,658	$133,571	$115,584
Automotive	24,432	19,785	66,174	57,857
Industrial	28,862	24,869	72,640	61,544
Communications	18,778	19,158	62,928	50,442
Consumer	43,948	48,505	125,870	143,458
Total	$168,813	$159,975	$461,183	$428,885

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Family	2019	2018	2019	2018
DC to DC	$159,723	$147,727	$432,125	$394,492
Lighting Control	9,090	12,248	29,058	34,393
Total	$168,813	$159,975	$461,183	$428,885

“We will continue to execute and deliver the results that speak for themselves," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the fourth quarter ending December 31, 2019:

●	Revenue in the range of $160 million to $166 million.

●	GAAP gross margin between 54.8% and 55.4%. Non-GAAP (1) gross margin between 55.2% and 55.8%, which excludes an estimated impact of stock-based compensation expenses of 0.4%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $56.2 million and $60.2 million. Non-GAAP (1) R&D and SG&A expenses between $38.5 million and $40.5 million, which excludes an estimate of stock-based compensation expenses in the range of $17.7 million to $19.7 million.

●	Total stock-based compensation expense of $18.3 million to $20.3 million.

●	Litigation expenses ranging between $0.8 million and $1.2 million.

●	Interest income of $1.4 million to $1.6 million.

●	Fully diluted shares outstanding between 45.8 million and 46.8 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its financial results at 3:00 p.m. PT / 6:00 p.m. ET, October 22, 2019. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 8743388. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest and other income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adopting of new or amended accounting standards; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS' Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on March 1, 2019, and our quarterly report on Form 10-Q filed with the SEC on August 2, 2019. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS' projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$205,229	$172,704
Short-term investments	213,511	204,577
Accounts receivable, net	58,261	55,214
Inventories	135,634	136,384
Other current assets	16,660	11,931
Total current assets	629,295	580,810
Property and equipment, net	217,043	150,001
Long-term investments	3,264	3,241
Goodwill	6,571	6,571
Deferred tax assets, net	16,619	16,830
Other long-term assets	43,343	35,979
Total assets	$916,135	$793,432

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,318	$22,678
Accrued compensation and related benefits	28,724	18,799
Other accrued liabilities	45,984	38,962
Total current liabilities	105,026	80,439
Income tax liabilities	32,402	34,375
Other long-term liabilities	44,279	38,525
Total liabilities	181,707	153,339
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 43,435 and 42,505, respectively	528,775	450,908
Retained earnings	215,692	194,728
Accumulated other comprehensive loss	(10,039)	(5,543)
Total stockholders’ equity	734,428	640,093
Total liabilities and stockholders’ equity	$916,135	$793,432

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue	$168,813	$159,975	$461,183	$428,885
Cost of revenue	75,655	70,957	206,794	190,810
Gross profit	93,158	89,018	254,389	238,075
Operating expenses:
Research and development	27,742	25,630	80,746	70,720
Selling, general and administrative	34,692	29,552	100,302	85,431
Litigation expense	692	343	1,473	1,513
Total operating expenses	63,126	55,525	182,521	157,664
Income from operations	30,032	33,493	71,868	80,411
Interest and other income, net	2,257	2,714	7,827	5,387
Income before income taxes	32,289	36,207	79,695	85,798
Income tax expense	2,761	4,639	3,293	8,168
Net income	$29,528	$31,568	$76,402	$77,630

Net income per share:
Basic	$0.68	$0.75	$1.77	$1.84
Diluted	$0.64	$0.71	$1.68	$1.75
Weighted-average shares outstanding:
Basic	43,308	42,362	43,055	42,173
Diluted	45,833	44,669	45,516	44,450

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cost of revenue	$641	$471	$1,834	$1,384
Research and development	4,960	3,979	14,801	12,168
Selling, general and administrative	15,699	10,393	43,384	32,213
Total stock-based compensation expense	$21,300	$14,843	$60,019	$45,765

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net income	$29,528	$31,568	$76,402	$77,630
Net income as a percentage of revenue	17.5%	19.7%	16.6%	18.1%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	21,300	14,843	60,019	45,765
Amortization of acquisition-related intangible assets	8	197	110	644
Deferred compensation plan income	(61)	(66)	(46)	(26)
Tax effect	(1,254)	800	(7,190)	(1,746)
Non-GAAP net income	$49,521	$47,342	$129,295	$122,267
Non-GAAP net income as a percentage of revenue	29.3%	29.6%	28.0%	28.5%

Non-GAAP net income per share:
Basic	$1.14	$1.12	$3.00	$2.90
Diluted	$1.08	$1.06	$2.84	$2.75

Shares used in the calculation of non-GAAP net income per share:
Basic	43,308	42,362	43,055	42,173
Diluted	45,833	44,669	45,516	44,450

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Gross profit	$93,158	$89,018	$254,389	$238,075
Gross margin	55.2%	55.6%	55.2%	55.5%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	641	471	1,834	1,384
Deferred compensation plan expense	25	-	25	-
Amortization of acquisition-related intangible assets	8	197	110	644
Non-GAAP gross profit	$93,832	$89,686	$256,358	$240,103
Non-GAAP gross margin	55.6%	56.1%	55.6%	56.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total operating expenses	$63,126	$55,525	$182,521	$157,664

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(20,659)	(14,372)	(58,185)	(44,381)
Deferred compensation plan (expense) income	13	(650)	(2,558)	(923)
Non-GAAP operating expenses	$42,480	$40,503	$121,778	$112,360

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total operating income	$30,032	$33,493	$71,868	$80,411

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	21,300	14,843	60,019	45,765
Amortization of acquisition-related intangible assets	8	197	110	644
Deferred compensation plan expense	12	650	2,584	923
Non-GAAP operating income	$51,352	$49,183	$134,581	$127,743

RECONCILIATION OF INTEREST AND OTHER INCOME, NET, TO NON-GAAP INTEREST AND OTHER INCOME, NET
(Unaudited, in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total interest and other income, net	$2,257	$2,714	$7,827	$5,387

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan income	(74)	(716)	(2,630)	(949)
Non-GAAP interest and other income, net	$2,183	$1,998	$5,197	$4,438

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Total income before income taxes	$32,289	$36,207	$79,695	$85,798

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	21,300	14,843	60,019	45,765
Amortization of acquisition-related intangible assets	8	197	110	644
Deferred compensation plan income	(61)	(66)	(46)	(26)
Non-GAAP income before income taxes	$53,536	$51,181	$139,778	$132,181

2019 FOURTH QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)
	Three Months Ending
	December 31, 2019
	Low	High
Gross margin	54.8%	55.4%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.4%	0.4%
Non-GAAP gross margin	55.2%	55.8%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)
	Three Months Ending
	December 31, 2019
	Low	High
R&D and SG&A expense	$56,200	$60,200
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(17,700)	(19,700)
Non-GAAP R&D and SG&A expense	$38,500	$40,500